FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248

ADAMS DIVERSIFIED EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY
FUND

SEMI-ANNUAL REPORT
JUNE 30, 2020
GET THE LATEST NEWS AND INFORMATION
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Letter to Shareholders

Dear Fellow Shareholders,
2020 is turning out to be quite a year. So far, we have experienced a global pandemic, government-imposed shelter-in-place and lockdown orders, a rise in unemployment to levels not seen since the Great Depression, and widespread civil unrest similar to the 1960s — and we are only halfway through 2020. This led the S&P 500 to fall 19.6% in the first quarter, before rallying 20.5% in the second, closing down just 3.1% for the first six months of 2020. We were pleased that our Fund, which declined 2.0%, outperformed the S&P for the period.
The U.S. economy entered a recession in April as real GDP for the first quarter fell 5.0%, over 20 million jobs were lost, and the unemployment rate spiked to
We were pleased that our Fund outperformed the S&P 500, driven primarily by strong stock selection across several sectors.

14.7%. In response, the Federal Reserve took unprecedented actions to stabilize the financial markets and Congress passed a massive $2.2 trillion stimulus package. As state economies began to open, hopes for a vaccine grew, and the Fed made it clear it had no plans to raise rates until 2022, the stock market rallied in the second quarter, The S&P generated its best quarterly return in 20 years. While we are encouraged by the reports of higher consumer spending and better-than-expected news on job losses, the economic recovery remains uncertain as both spending and jobs remain well below pre-pandemic levels.
For the first half of 2020, Consumer Discretionary, Financials, and Real Estate were the strongest contributors to our relative returns. Communication Services and Health Care detracted the most from our relative performance.
Our Consumer Discretionary investments increased 21.9% and were the largest contributor to our relative performance for the period, exceeding the sector's return of 7.2%. Strong stock selection allowed us to outperform in every industry group within the sector. Our investments in Amazon, Chipotle Mexican Grill, and Lowe’s were standouts, increasing 49.3%, 25.7%, and 14.0%, respectively. All three companies benefited from the stay-at-home orders.
The market sell-off provided an opportunity for us to add to our exposure in gaming and hotels. We added Las Vegas Sands and Hilton Hotels to our portfolio and reduced our retail investments by exiting Ross Stores and Williams-Sonoma. We like that Las Vegas Sands, a global casino operator, has a strong balance sheet and generates significant free cash flow. Hilton is a leading hotel company with a portfolio of 18 brands with strong growth potential and solid capital

Letter to Shareholders (continued)

discipline. We view both companies as beneficiaries of easing travel restrictions and used the stock weakness to add them to our Fund.
Although Financials was the second worst performing sector in the S&P 500 year-to-date, declining 23.6%, our investments outperformed, falling only 21.0%. We benefited from our decision to underweight consumer finance companies, which were negatively impacted by job losses and the potential impact this could have on consumers’ abilities to repay loans. We focused our investments in areas that are less credit sensitive such as Intercontinental Exchange, an owner of exchanges for financial and commodity markets, and Blackstone Group, a global investment manager. Our investment in S&P Global, a leading credit rating agency, also contributed to our returns for the period, increasing 21.0%. The company has several growth drivers including debt refinancing, index ownership, and ESG (Environmental, Social, and Corporate Governance) investing, and we expect these secular trends to remain tailwinds going forward.
While banks were the worst performing group within Financials, we owned two of the highest quality banks, JPMorgan Chase and Bank of America. Although we had hoped that new management could fix Wells Fargo, we are now concerned that the bank is in a long-term secular decline and exited our position in the stock.
Real Estate makes up only 3.0% of our entire Fund, but the sector had an outsized impact on our overall returns due to good stock selection. Our investments declined only 1.7% compared to an 8.5% decline for the sector. During the second quarter we added Simon Property Group, the largest owner of high-quality shopping malls. The stock had come under pressure, falling 61.8%, due to the potential impact COVID-19 would have on malls. We like the company’s solid fundamentals and felt the significant valuation discount priced in a lot of bad news. The stock rose 19.3% after we purchased it in May.
Our investment in American Tower, which owns and operates wireless and broadcast communications infrastructure, also contributed to our Real Estate returns, increasing 13.3%. We view the cell tower and data center groups as the best positioned in this sector for the current environment. Both groups should benefit from the growing demand for data, which leads to higher demand for their services. We increased our exposure in this area by adding Equinix to the Fund. Equinix is the largest data center operator and owns properties that connect all the major network providers, users, and operators together. The stock rose 44.3% since we added it to the Fund.
Our investments in Communications Services were disappointing, down 3.3% compared to a 0.3% decline for the sector. The lack of professional sports negatively impacted media companies such as Comcast, which rely on the advertising revenue from games. The stay-at-home orders drove shares of

Letter to Shareholders (continued)

streaming services operator Netflix higher, which we did not own enough of during the first half of the year, negatively impacting our performance. Our position in Walt Disney also detracted from our Fund due to the closure of its theme parks, which make up over 40% of the company’s revenue.
For the six months ended June 30, 2020, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -2.0%. This compares to a -3.1% total return for the S&P 500 and a -4.4% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was -4.8%.
For the twelve months ended June 30, 2020, the Fund’s total return on NAV was 7.6%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were 7.5% and 5.3%, respectively. The Fund’s total return on market price was 5.5%.
During the first half of this year, the Fund paid distributions to shareholders in the amount of $10.9 million, or $.10 per share, consisting of  $.01 net investment income and $.03 long-term capital gain, realized in 2019, and $.06 of net investment income realized in 2020, all taxable in 2020. On July 16, 2020, an additional net investment income dividend of  $.05 per share was declared for payment on September 1, 2020. These constitute the first three payments toward our annual 6% minimum distribution rate commitment. Additionally, the Fund repurchased 135,192 shares of its Common Stock during the past six months. The shares were repurchased at an average price of $11.64 and a weighted average discount to NAV of 15.1%.
Looking ahead, we expect the COVID-19 pandemic will continue to impact the country for the remainder of the year. The economic recovery is likely to be choppy due to fears of a second wave of COVID-19 and uncertainty surrounding what happens when the first round of fiscal stimulus runs out. We also anticipate more volatility as the U.S. presidential election heats up.
Although the path forward is “extraordinarily uncertain”, to quote Fed Chairman Jerome Powell, we are confident in our ability to navigate through it. We appreciate your trust in us and do not take it for granted.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
July 16, 2020

Portfolio Highlights

June 30, 2020
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Microsoft Corporation	$145,550,352	7.7%
Apple Inc.	106,631,040	5.6
Amazon.com, Inc.	95,455,172	5.0
Alphabet Inc. Class A & Class C	74,110,046	3.9
Visa Inc. Class A	40,894,089	2.2
UnitedHealth Group Incorporated	40,673,605	2.1
Thermo Fisher Scientific Inc.	33,987,492	1.8
JPMorgan Chase & Co.	32,685,850	1.7
Facebook, Inc. Class A	32,221,233	1.7
Bank of America Corp.	30,454,625	1.6
	$632,663,504	33.3%
Sector Weightings

30%
25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

June 30, 2020
(unaudited)
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,234,140,937)	$1,863,345,931
Non-controlled affiliate (cost $33,970,033)	24,841,753
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $10,805,010)	10,813,519	$1,899,467,203
Cash		250,269
Dividends receivable		1,482,076
Net unrealized gain on open total return swap agreements		155,534
Prepaid expenses and other assets		1,765,851
Total Assets		1,903,120,933

Liabilities
Due to officers and directors (note 8)		2,035,313
Accrued expenses and other liabilities		2,300,990
Total Liabilities		4,336,303
Net Assets		$1,898,784,630

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 108,731,058 shares (includes 47,686 deferred stock units) (note 7)		$108,731
Additional capital surplus		1,230,443,841
Total distributable earnings (loss)		668,232,058
Net Assets Applicable to Common Stock		$1,898,784,630
Net Asset Value Per Share of Common Stock		$17.46

*
See Schedule of Investments beginning on page 16.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2020
(unaudited)
Investment Income
Income:
Dividends (includes $371,752 from affiliates and net of $16,901 in foreign taxes)	$15,861,471
Other income	81,718
Total Income	15,943,189
Expenses:
Investment research compensation and benefits	2,754,109
Administration and operations compensation and benefits	1,167,239
Occupancy and other office expenses	356,754
Investment data services	324,693
Directors' compensation	242,000
Shareholder reports and communications	184,954
Transfer agent, custody, and listing fees	176,386
Accounting, recordkeeping, and other professional fees	189,350
Insurance	81,298
Audit and tax services	58,895
Legal services	12,740
Total Expenses	5,548,418
Net Investment Income	10,394,771

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	48,107,527
Net realized gain (loss) on total return swap agreements	724,310
Net realized gain distributed by non-controlled affiliate	65,603
Change in unrealized appreciation on investments (includes $(11,152,547) from affiliates)	(99,819,773)
Change in unrealized appreciation on total return swap agreements	155,534
Net Gain (Loss)	(50,766,799)
Change in Net Assets from Operations	$(40,372,028)
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2020	Year Ended December 31, 2019
From Operations:
Net investment income	$10,394,771	$21,600,915
Net realized gain (loss)	48,897,440	125,919,842
Change in unrealized appreciation	(99,664,239)	331,236,423
Change in Net Assets from Operations	(40,372,028)	478,757,180

Distributions to Shareholders from:
Total distributable earnings	(10,879,793)	(149,684,177)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	18,182	54,469,476
Cost of shares purchased (note 5)	(1,573,374)	(12,840,077)
Change in Net Assets from Capital Share Transactions	(1,555,192)	41,629,399
Total Change in Net Assets	(52,807,013)	370,702,402

Net Assets:
Beginning of period	1,951,591,643	1,580,889,241
End of period	$1,898,784,630	$1,951,591,643
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. During the six months ended June 30, 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility in financial markets. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 7.3% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. During the six months ended June 30, 2020, the Fund received dividends and capital gain distributions of  $371,752 and $65,603, respectively, from its investment in PEO and recognized a change in unrealized appreciation on its investment in PEO of $(11,152,547). Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA’s profit is dependent on it having assets under management. At June 30, 2020, AFA had no assets under management. Failure to develop new relationships will impact AFA’s ability to generate revenue, and accordingly, the Fund's valuation of its investment in AFA. While unlikely, to the extent that AFA’s operating costs exceed its assets held, the Fund

Notes to Financial Statements (continued)

may be required to provide additional capital to AFA to sustain its operations. For tax purposes, AFA’s operating income (or loss) is consolidated with that of the Fund. During the six months ended June 30, 2020, the Fund recognized no change in unrealized appreciation on its investment in AFA.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund's policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual's time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly. With AFA having no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the six months ended June 30, 2020, shared expenses totaled $11,766,790, of which $3,480,683 was charged to PEO, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at June 30, 2020.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of

Notes to Financial Statements (continued)

valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. With AFA not currently having operations, the Committee uses AFA's total assets, comprised solely of cash, to approximate fair value. There was no uncertainty surrounding this input at the reporting date. Fair value determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At June 30, 2020, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,888,187,684	$—	$—	$1,888,187,684
Other investments	—	—	466,000	466,000
Short-term investments	10,813,519	—	—	10,813,519
Total investments	$1,899,001,203	$—	$466,000	$1,899,467,203
Total return swap agreements*	$—	$155,534	$—	$155,534
* Unrealized appreciation (depreciation)
The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2019				$466,000
Purchases				—
Change in unrealized appreciation on investments in the Statement of Operations				—
Balance at June 30, 2020				$466,000
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2020, the identified cost of securities for federal income tax purposes was $1,279,983,168 and net unrealized appreciation aggregated $619,639,569, consisting of gross unrealized appreciation of $683,284,894 and gross unrealized depreciation of $63,645,325.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, tax straddles for total return swaps, and investment in AFA. Differences that are permanent, while not material

Notes to Financial Statements (continued)

for the six months ended June 30, 2020, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2020 were $638,707,834 and $640,163,350, respectively.
4. DERIVATIVES
During the six months ended June 30, 2020, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offsets the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The fair value of each open total return swap agreement is presented on the Schedule of Investments. During the six months ended June 30, 2020, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $1,687,558 and $(1,672,681), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the

Notes to Financial Statements (continued)

other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2020, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2020, the Fund issued 1,198 shares of its Common Stock at a weighted average price of $15.17 per share as dividend equivalents to holders of restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 26, 2019, the Fund issued 3,507,483 shares of its Common Stock at a price of $15.51 per share (the average market price on December 11, 2019) to shareholders of record on November 25, 2019, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2019, the Fund issued 4,424 shares of its Common Stock at a weighted average price of $15.46 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Transactions in its Common Stock for 2020 and 2019 were as follows:
	Shares		Amount
	Six months ended June 30, 2020	Year ended December 31, 2019	Six months ended June 30, 2020	Year ended December 31, 2019
Shares issued in payment of distributions	1,198	3,511,907	$18,182	$54,469,476
Shares purchased (at a weighted average discount from net asset value of 15.1% and 13.0%, respectively)	(135,192)	(852,488)	(1,573,374)	(12,840,077)
Net change	(133,994)	2,659,419	$(1,555,192)	$41,629,399
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2020, the Fund recorded matching contributions of  $320,025 and a liability, representing the 2020 discretionary contribution, of  $148,993.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at June 30, 2020.

Notes to Financial Statements (continued)

Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the six months ended June 30, 2020 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2019	53,004	$12.53
Reinvested dividend equivalents	1,198	15.17
Issued	(6,516)	12.72
Balance at June 30, 2020	47,686	$12.77
At June 30, 2020, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2020 was $102,920.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2020 to officers and directors amounted to $5,140,875, of which $344,920 was paid to independent directors. These amounts represent the taxable income, including $102,920 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2020, $2,035,313 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2020, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to Financial Statements (continued)

10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the six months ended June 30, 2020, the Fund recognized rental expense of  $187,248.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2020	June 30, 2019	Year Ended December 31
			2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$17.93	$14.89	$14.89	$17.55	$15.22	$15.04	$15.87
Net investment income	0.10	0.09	0.20	0.20	0.22	0.19	0.13
Net realized gain (loss) and change in unrealized appreciation	(0.47)	2.84	4.31	(0.87)	3.55	1.03	—
Change in accumulated other comprehensive income	—	—	—	—	—	—	0.02
Total from operations	(0.37)	2.93	4.51	(0.67)	3.77	1.22	0.15
Less distributions from:
Net investment income	(0.07)	(0.08)	(0.22)	(0.21)	(0.22)	(0.18)	(0.14)
Net realized gain	(0.03)	(0.02)	(1.20)	(1.79)	(1.16)	(0.81)	(0.79)
Total distributions	(0.10)	(0.10)	(1.42)	(2.00)	(1.38)	(0.99)	(0.93)
Capital share repurchases (note 5)	—	0.01	0.02	0.03	0.03	0.02	0.02
Reinvestment of distributions	—	—	(0.07)	(0.02)	(0.09)	(0.07)	(0.07)
Total capital share transactions	0.00	0.01	(0.05)	0.01	(0.06)	(0.05)	(0.05)
Net asset value, end of period	$17.46	$17.73	$17.93	$14.89	$17.55	$15.22	$15.04
Market price, end of period	$14.91	$15.45	$15.77	$12.62	$15.03	$12.71	$12.83

Total Investment Return (a)
Based on market price	-4.8%	23.3%	36.6%	-3.6%	29.4%	6.9%	0.7%
Based on net asset value	-2.0%	19.9%	31.6%	-2.6%	26.2%	9.2%	1.8%

Ratios/Supplemental Data (b)
Net assets, end of period (in millions)	$1,899	$1,875	$1,952	$1,581	$1,786	$1,513	$1,472
Ratio of expenses to average net assets	0.61%	0.61%	0.65%	0.56%	0.56%	0.64%	0.96% (c)
Ratio of net investment income to average net assets	1.14%	1.17%	1.18%	1.14%	1.30%	1.29%	0.79% (c)
Portfolio turnover	70.1%	53.7%	61.6%	58.4%	39.2%	32.0%	22.0%
Number of shares outstanding at end of period (in 000’s)	108,731	105,712	108,865	106,206	101,736	99,437	97,914

(a)
Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.

(b)
Ratios and portfolio turnover presented on an annualized basis.

(c)
Ratio of expenses to average net assets was 0.67% after adjusting for non-recurring pension-related settlement charges. The adjusted ratio of net investment income to average net assets was 1.08%.

Schedule of Investments

June 30, 2020
(unaudited)
	Shares	Value (a)
Common Stocks — 99.4%
Communication Services — 9.6%
Alphabet Inc. Class A (b)	41,100	$58,281,855
Alphabet Inc. Class C (b)	11,197	15,828,191
AT&T Inc.	590,982	17,865,386
Comcast Corporation Class A	668,200	26,046,436
Facebook, Inc. Class A (b)	141,900	32,221,233
Netflix, Inc. (b)	15,000	6,825,600
Twenty-First Century Fox, Inc. Class A	194,800	5,224,536
Verizon Communications Inc.	86,800	4,785,284
Walt Disney Company	132,200	14,741,622
		181,820,143
Consumer Discretionary — 11.2%
Amazon.com, Inc. (b)	34,600	95,455,172
Chipotle Mexican Grill, Inc. (b)	15,100	15,890,636
General Motors Company	196,300	4,966,390
Hilton Worldwide Holdings, Inc.	114,400	8,402,680
Home Depot, Inc.	53,600	13,427,336
Las Vegas Sands Corp.	180,700	8,229,078
Lowe's Companies, Inc.	123,900	16,741,368
Magna International Inc.	129,400	5,762,182
NIKE, Inc. Class B	238,000	23,335,900
Target Corporation	169,700	20,352,121
		212,562,863
Consumer Staples — 6.8%
Church & Dwight Co., Inc.	68,500	5,295,050
Coca-Cola Company	600,400	26,825,872
Costco Wholesale Corporation	63,600	19,284,156
Mondelez International, Inc. Class A	348,100	17,798,353
PepsiCo, Inc.	118,700	15,699,262
Philip Morris International Inc.	263,500	18,460,810
Procter & Gamble Company	115,350	13,792,400
Walmart Inc.	101,000	12,097,780
		129,253,683
Energy — 2.9%
Adams Natural Resources Fund, Inc. (c)	2,186,774	24,841,753
Chevron Corporation	106,000	9,458,380
ConocoPhillips	159,500	6,702,190
EOG Resources, Inc.	107,800	5,461,148
Exxon Mobil Corporation	86,700	3,877,224
Valero Energy Corporation	69,000	4,058,580
		54,399,275

Schedule of Investments (continued)

June 30, 2020
(unaudited)
	Shares	Value (a)
Financials — 10.5%
Allstate Corporation	90,900	$8,816,391
Bank of America Corp.	1,282,300	30,454,625
Berkshire Hathaway Inc. Class B (b)	82,400	14,709,224
Blackstone Group Inc. Class A	203,600	11,535,976
Hartford Financial Services Group, Inc.	152,900	5,894,295
Intercontinental Exchange, Inc.	175,900	16,112,440
JPMorgan Chase & Co.	347,500	32,685,850
MetLife, Inc.	420,300	15,349,356
Morgan Stanley	317,500	15,335,250
PNC Financial Services Group, Inc.	115,800	12,183,318
S&P Global, Inc.	66,000	21,745,680
T. Rowe Price Group	120,900	14,931,150
		199,753,555
Health Care — 14.5%
Abbott Laboratories	225,000	20,571,750
AbbVie, Inc.	215,500	21,157,790
Alexion Pharmaceuticals, Inc. (b)	91,200	10,236,288
AmerisourceBergen Corporation	93,100	9,381,687
Bristol-Myers Squibb Company	395,000	23,226,000
Centene Corporation (b)	231,500	14,711,825
CVS Health Corporation	296,900	19,289,593
Edwards Lifesciences Corporation (b)	186,300	12,875,193
Eli Lilly and Company	63,700	10,458,266
Incyte Corporation (b)	73,900	7,683,383
Johnson & Johnson	200,500	28,196,315
Medtronic plc	93,400	8,564,780
Merck & Co., Inc.	182,400	14,104,992
Thermo Fisher Scientific Inc.	93,800	33,987,492
UnitedHealth Group Incorporated	137,900	40,673,605
		275,118,959
Industrials — 8.0%
Caterpillar Inc.	94,100	11,903,650
Cintas Corporation	23,800	6,339,368
General Electric Company	1,410,022	9,630,450
Honeywell International Inc.	149,800	21,659,582
Kansas City Southern	105,100	15,690,379
L3Harris Technologies Inc.	88,800	15,066,696
Lincoln Electric Holdings, Inc.	111,800	9,418,032
Parker-Hannifin Corporation	89,200	16,347,684
Raytheon Technologies	299,300	18,442,866
Union Pacific Corporation	142,400	24,075,568
United Rentals, Inc. (b)	24,500	3,651,480
		152,225,755

Schedule of Investments (continued)

June 30, 2020
(unaudited)
	Shares	Value (a)
Information Technology — 27.5%
Accenture plc Class A	39,500	$8,481,440
Adobe Inc. (b)	66,300	28,861,053
Amphenol Corporation Class A	39,300	3,765,333
Apple Inc.	292,300	106,631,040
Applied Materials, Inc.	222,500	13,450,125
CDW Corp.	66,900	7,772,442
Cisco Systems, Inc.	292,800	13,656,192
Fidelity National Information Services, Inc.	123,700	16,586,933
Intel Corporation	329,400	19,708,002
Lam Research Corporation	55,100	17,822,646
Mastercard Incorporated Class A	96,400	28,505,480
Microsoft Corporation	715,200	145,550,352
Motorola Solutions, Inc.	52,900	7,412,877
NVIDIA Corporation	15,200	5,774,632
Oracle Corporation	122,200	6,753,994
salesforce.com, inc. (b)	41,000	7,680,530
Skyworks Solutions, Inc.	82,500	10,548,450
Texas Instruments Incorporated	164,100	20,835,777
VeriSign, Inc. (b)	58,400	12,078,872
Visa Inc. Class A	211,700	40,894,089
		522,770,259
Materials — 1.8%
Linde plc	87,000	18,453,570
LyondellBasell Industries N.V.	71,800	4,718,696
Sherwin-Williams Company	20,200	11,672,570
		34,844,836
Real Estate — 2.8%
American Tower Corporation	69,400	17,942,676
CBRE Group, Inc. Class A (b)	141,300	6,389,586
Equinix, Inc.	9,800	6,882,540
Prologis, Inc.	168,100	15,688,773
Simon Property Group, Inc.	93,800	6,414,044
		53,317,619
S&P 500 Index — 0.4%
SPDR S&P 500 ETF Trust	27,100	8,356,556

Utilities — 3.4%
Duke Energy Corporation	176,500	14,100,585
FirstEnergy Corp.	261,600	10,144,848
NextEra Energy, Inc.	81,300	19,525,821
Utilities Select Sector SPDR Fund	126,900	7,160,967
WEC Energy Group Inc.	146,400	12,831,960
		63,764,181

Schedule of Investments (continued)

June 30, 2020
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $1,268,110,970)		$1,888,187,684
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)
(Cost $150,000)		466,000
Short-Term Investments — 0.6%
Money Market Funds — 0.6%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 0.41% (e)	9,208,745	9,211,508
Northern Institutional Treasury Portfolio, 0.15% (e)	1,602,011	1,602,011
Total Short-Term Investments
(Cost $10,805,010)		10,813,519
Total — 100.0%
(Cost $1,279,065,980)		1,899,467,203
Other Assets Less Liabilities — 0.0%		(682,573)
Net Assets — 100.0%		$1,898,784,630

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Reference Security	Termination Date	Notional Amount
Receive total return on reference security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Procter & Gamble (160,300 shares)	7/26/2021	$18,870,468	$295,609	$—
Pay total return on reference security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Consumer Staples Select Sector SPDR Fund (323,200 shares)	7/26/2021	(18,812,923)	—	(140,075)
Gross unrealized gain (loss) on open total return swap agreements					$295,609	$(140,075)
Net unrealized gain on open total return swap agreements (f)					$155,534

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2020
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2020
Alexion Pharmaceuticals, Inc.	$10,321,688		$10,236,288
Allstate Corporation	12,916,142	$1,535,265	8,816,391
Amazon.com, Inc.	6,098,751	10,388,987	95,455,172
AmerisourceBergen Corporation	8,130,693		9,381,687
Applied Materials, Inc.	14,315,227		13,450,125
AvalonBay Communities, Inc.	1,910,692	10,695,368	—
Bank of America Corp.	3,579,689	9,369,648	30,454,625
Blackstone Group Inc. Class A	10,927,314		11,535,976
Bristol-Myers Squibb Company	22,320,006		23,226,000
Centene Corporation	15,547,934		14,711,825
Chevron Corporation	7,836,099	11,084,235	9,458,380
Consumer Discretionary Select Sector SPDR Fund	6,688,234	15,654,763	—
CVS Health Corporation	13,055,077		19,289,593
Duke Energy Corporation	15,433,425		14,100,585
Eli Lilly and Company	9,078,944		10,458,266
Exxon Mobil Corporation	6,060,259	11,586,828	3,877,224
General Electric Company	13,721,994		9,630,450
Health Care Select Sector SPDR Fund	18,035,103	30,524,178	—
Hilton Worldwide Holdings, Inc.	9,865,833		8,402,680
Home Depot, Inc.	12,931,011		13,427,336
Host Hotels & Resorts, Inc.	13,792,820	12,064,600	—
Industrial Select Sector SPDR Fund	15,395,009	13,546,734	—
Intel Corporation	9,328,214		19,708,002
Las Vegas Sands Corp.	7,870,404		8,229,078
Mondelez International, Inc. Class A	10,279,091		17,798,353
Morgan Stanley	12,209,399		15,335,250
PNC Financial Services Group, Inc.	12,516,043		12,183,318
Raytheon Technologies	19,546,627		18,442,866
Ross Stores, Inc.	8,286,597	10,359,330	—
S&P Global, Inc.	9,772,048	1,814,816	21,745,680
salesforce.com, inc.	12,989,660	16,851,046	7,680,530
Skyworks Solutions, Inc.	8,793,147		10,548,450
SPDR S&P 500 ETF Trust	37,578,105	30,486,965	8,356,556
Target Corporation	19,859,250		20,352,121
Technology Select Sector SPDR Fund	18,285,500	18,488,189	—
Travelers Companies, Inc.	15,783,763	11,495,327	—
UnitedHealth Group Incorporated	10,085,315		40,673,605

Principal Changes in Portfolio Securities (continued)

During the Six Months Ended June 30, 2020
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2020
Valero Energy Corporation	$9,901,712	$9,853,459	$4,058,580
AbbVie, Inc.		8,130,501	21,157,790
Accenture plc Class A		14,238,184	8,481,440
Agilent Technologies, Inc.		14,174,365	—
Ameren Corporation		12,075,907	—
American Express Company		20,861,320	—
Broadcom Inc.		18,772,128	—
Dollar General Corporation		16,446,239	—
Masco Corporation		15,377,842	—
Medtronic plc		11,686,027	8,564,780
Merck & Co., Inc.		18,995,364	14,104,992
Pfizer Inc.		8,077,070	—
Republic Services, Inc.		10,585,373	—
Starbucks Corporation		16,470,933	—
Tractor Supply Company		15,058,442	—
U.S. Bancorp		24,603,806	—
Visa Inc. Class A		12,783,161	40,894,089
Walmart Inc.		10,272,944	12,097,780
Wells Fargo & Company		19,992,271	—
The transactions presented above are those purchases or sales during the period that exceeded .40% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2010	$1,124,672	88,885	$12.65	$10.72	$.14	$.37	$—	$.51	5.1%
2011	1,050,734	91,074	11.54	9.64	.15	.50	—	.65	6.1
2012	1,155,997	93,030	12.43	10.59	.18	.49	—	.67	6.3
2013	1,421,551	94,224	15.09	13.07	.22	.62	—	.84	7.1
2014	1,527,773	96,287	15.87	13.68	.20	.98	—	1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14	.79	—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
2019	1,951,592	108,865	17.93	15.77	.22	1.20	—	1.42	9.6
June 30, 2020	1,898,785	108,731	17.46	14.91	.12**	.03	—	.15**	—

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2011, the average month-end stock price is determined for the calendar year. For 2011 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

**
Includes amounts declared but not yet paid.

Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on April 9, 2020. The following votes were cast for directors:
	Votes For	Votes Withheld
Enrique R. Arzac	80,624,543	4,634,923
Kenneth J. Dale	80,976,125	4,283,341
Frederic A. Escherich	80,800,818	4,458,648
Roger W. Gale	80,632,869	4,626,597
Lauriann C. Kloppenburg	83,053,667	2,205,799
Kathleen T. McGahran	81,138,964	4,120,502
Craig R. Smith	80,707,572	4,551,894
Mark E. Stoeckle	81,103,338	4,156,128
A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2020 was approved with 82,112,277 votes for, 2,464,717 votes against, and 682,472 shares abstaining.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Other Information

Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their election by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2020 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q (prior to 2019) and on Part F of Form N-PORT (beginning in 2019). Both Forms N-Q and N-PORT are available on the Commission’s website: www.sec.gov.. The Fund also posts a link to its filings on its website: www.adamsfunds.com under the headings "Funds" and then "Reports & Literature".
Website Information
Investors can find the Fund’s daily NAV per share, the market price, the discount/ premium to NAV per share, and quarterly changes in portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

Adams Diversified Equity Fund, Inc.

Board of Directors
Enrique R. Arzac (3), (4)	Roger W. Gale (2), (3)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (2), (4)	Lauriann C. Kloppenburg (1), (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/ 20-1/31/20	0	--	0	5,056,444
2/1/20-2/29/20	0	--	0	5,056,444
3/1/20-3/31/20	114,792	$11.57	114,792	4,941,652
4/1/20-4/30/20	20,400	$12.02	20,400	4,921,252
5/1/20-5/31/20	0	--	0	4,921,252
6/1/20-6/30/20	0	--	0	4,921,252

Total	135,192	$11.64	135,192

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The Plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018.

(2b) The share amount approved in 2014 was 5% of outstanding shares, or 4,667,000 shares, and 5,314,566 additional shares were approved in 2018.

(2c) The Plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

 Item not applicable to semi-annual report.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.
	(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.
	(3)	Written solicitation to purchase securities: not applicable.
	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President (Principal Executive Officer)

Date:	July 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	July 23, 2020

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	July 23, 2020